Exhibit 99.1

Press Release

K2M Group Holdings, Inc. Stockholders Approve Acquisition by Stryker

LEESBURG, Virginia, November 7, 2018 (GLOBE NEWSWIRE) – At a special meeting today, stockholders of K2M Group Holdings, Inc. (“K2M” or the “Company”) (NASDAQ: KTWO) approved the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 29, 2018, as it may be amended from time to time, by and among Stryker Corporation (“Stryker”), Austin Merger Sub Corp. (“Merger Sub”) and K2M. Subject to the terms and conditions of the Merger Agreement, Merger Sub, a wholly-owned subsidiary of Stryker, will be merged with and into K2M with K2M surviving the merger as a direct or indirect wholly-owned subsidiary of Stryker.

The parties are actively working towards closing, and K2M continues to anticipate that the merger will close in the fourth quarter of 2018. In addition to K2M stockholder approval, the completion of the merger is subject to other customary closing conditions. Upon the closing of the merger, the Company’s stockholders will have the right to receive $27.50 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”), for each share of common stock of K2M that they own immediately prior to the effective time of the merger.

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M Group Holdings, Inc. (“K2M”); K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.k2m.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this communication, such statements or disclosures will be deemed to modify or supersede such statements in this communication.

About K2M Group Holdings, Inc.

K2M Group Holdings, Inc. is a global leader of complex spine and minimally invasive solutions focused on achieving three-dimensional Total Body Balance™. Since its inception, K2M has designed, developed, and commercialized innovative complex spine and minimally invasive spine technologies and techniques used by spine surgeons to treat some of the most complicated spinal pathologies. K2M has leveraged these core competencies into Balance ACS®, a platform of products, services, and research to help surgeons achieve three-dimensional spinal balance across the axial, coronal, and sagittal planes, with the goal of supporting the full continuum of care to facilitate quality patient outcomes. The Balance ACS platform, in combination with the Company’s technologies, techniques and leadership in the 3D-printing of spinal devices, enables K2M to compete favorably in the global spine surgery market. For more information, please visit: www.K2M.com.

From time to time, K2M may use its website as a distribution channel of material company information. Financial and other important information regarding the Company is routinely accessible through and posted on its website at www.investors.k2m.com.

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